SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2002

MakeMusic! Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-26192	41-1716250
(Commission File Number)	(IRS Employer
Identification No.)

6210 Bury Drive
Eden Prairie, Minnesota 55346
(Address of Principal Executive Offices and Zip Code)

(952) 937-9611
(Registrant’s telephone number, including area code)

Net4Music Inc.
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
Press Release dated 5/21/02

Item 5.	Other Events.

     On May 21, 2002, the Registrant issued a press release announcing its successful school pilot music program. The full text of the press release is set forth in Exhibit 99, which is attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7.	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired:

Not Applicable

(b)	Pro forma financial information:

Not Applicable

(c)	Exhibits:

See Exhibit Index on page following Signatures.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAKEMUSIC! INC.

Date:	May 22, 2002	By	/s/ Barbara S. Remley Barbara S. Remley, Chief Financial Officer

EXHIBIT INDEX

MakeMusic! Inc.
Form 8-K Current Report

Exhibit Number	Description

99	Press Release dated May 21, 2002 relating to school pilot program.